                                                                   EXHIBIT 10.46

                              PLATO LEARNING, INC.
                         EMPLOYEE STOCK OPTION AGREEMENT

      PLATO Learning, Inc., a Delaware corporation (the "Company"), hereby grants to ________ (the "Employee") on this ____ day of ________, 200__ (the "Option Date"), pursuant to the provisions of the PLATO Learning, Inc. 2002 Stock Plan (the "Plan"), a __________ stock option (the "Option") to purchase from the Company ________ shares of its Common Stock, $.01 par value ("Stock"), at the price of $________ per share upon and subject to the terms and conditions set forth below.

      1. Option Subject to Acceptance of Agreement.

      The Option shall become null and void unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

      2. Time and Manner of Exercise of Option.

      2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight
(8) years after the Option Date (the "Expiration Date").

      2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become exercisable with respect to (i) 33-1/3% of the aggregate number of shares of Stock subject to the Option on ________ (the "First Exercise Date"); (ii) with respect to 66-2/3% of the aggregate number of shares subject to the Option on ________ (the "Second Exercise Date"); and (iii) with respect to 100% of the aggregate number of shares subject to the Option on (the "Third Exercise Date") (the First Exercise Date, the Second Exercise Date and the Third Exercise Date each being referred to herein as an "Exercise Date").

      2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary's designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

      2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section
2.2 and pursuant to Sections 6.8, 6.9, 6.10, 6.11 and 6.12 of the Plan. In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company's written request, return this Agreement to the Company for cancellation.

      3. Additional Terms and Conditions of Option.

      3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations. The employee will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Employee may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Employee, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

      3.3 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

                                                PLATO LEARNING, INC.

                                                By: ____________________________

Accepted this _________  day of

______________________, 200____

_______________________________

                 PLATO LEARNING UNITED KINGDOM SHARE OPTION PLAN

                               OPTION CERTIFICATE

1. THIS IS TO CERTIFY THAT ___________ has been granted an Option to acquire the number of Shares in PLATO Learning, Inc. as indicted in Box (1) below at the price per Share in Box (2) in accordance with and subject to the Rules of the PLATO Learning United Kingdom Share Option Plan ("the UK Plan"), which was established under the provisions of the PLATO Learning 2002 Stock Plan.

      (1)                                                  (3)
Number of Shares                 (2)               Total amount payable              (4)
comprised in the        Option Price per Share    on exercise of Option       Date of Grant of
     Option                     (US $)                in full (US$)                Option
----------------        ----------------------    ---------------------       ----------------

      (NOTE: THESE FIGURES MAY BE SUBJECT TO ADJUSTMENT IN THE EVENT OF ANY VARIATION IN THE SHARE CAPITAL OF PLATO LEARNING, INC.)

1.    The Option will lapse on _________.

2. The Option is exercisable in whole or in part in accordance with the Rules of the UK Plan. It will vest one-third on _________, one-third on _________, and one-third on _________.

3.    The Option is not transferable, assignable or chargeable.

4. All Options that you hold under the UK Plan at any Date of Grant cannot have a value of more than (pound)30,000 sterling (value taken at Date of Grant using the closing US dollar/pound sterling exchange rate taken from the Wall Street Journal on the Date of Grant).

5.    You will not pay income tax when you exercise this Option as long as:

            a. the Option is exercised at least 3 years from its Date of Grant; and

            b.    the UK Plan remains approved at the date of exercise.

6. If the conditions in 5 above are not satisfied, you will normally have to pay Income Tax under PAYE and National Insurance Contributions on the exercise of the Option, unless you leave due to one of the specified statutory `good leaver' reasons.

7. This Agreement is subject to the provisions of the UK Plan and the US 2002 Stock Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of copies of the Plans.

      Executed and delivered as a deed by PLATO LEARNING, INC. acting by:

                                                  ______________________________

Accepted this ____ day of _____, 200__.

______________________________________

                         PLATO LEARNING 2002 STOCK PLAN

                               OPTION CERTIFICATE

1. THIS IS TO CERTIFY THAT has been granted an Option to acquire the number of Shares in PLATO Learning, Inc. as indicted in Box (1) below at the price per Share in Box (2) in accordance with and subject to the Rules of the PLATO Learning 2002 Stock Plan.

          (1)                        (2)                       (3)                        (4)
                                                       Total amount payable
                                                      on exercise of Option
   Number of Shares         Option Price per Share              in
comprised in the Option             (US $)                  full (US$)          Date of Grant of Option
-----------------------     ----------------------    ---------------------     -----------------------

      (NOTE: THESE FIGURES MAY BE SUBJECT TO ADJUSTMENT IN THE EVENT OF ANY VARIATION IN THE SHARE CAPITAL OF PLATO LEARNING, INC.)

2.    The Option will lapse on _______.

3. The Option is exercisable in whole or in part in accordance with the Rules of the 2002 Stock Plan. It will vest one-third on _______, one-third on _______, and one-third on _______.

4.    The Option is not transferable, assignable or chargeable.

5. As a condition precedent to any exercise of the Option, you will normally have to pay Income Tax under PAYE and National Insurance Contributions on the exercise of the Option, unless you leave due to one of the specified statutory `good leaver' reasons. Upon request by the Company, you will pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations. You may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by you, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Employee under this Section 5. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

6. This Agreement is subject to the provisions of the 2002 Stock Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

      Executed and delivered as a deed by PLATO LEARNING, INC. acting by:

                                                  ______________________________

Accepted this ____ day of _____, 200__.

______________________________________

                              PLATO LEARNING, INC.
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT

      PLATO Learning, Inc., a Delaware corporation (the "Company"), hereby grants to _______ (the "Director") on this ____ day of ____, 200__ (the "Option Date"), pursuant to the provisions of the PLATO Learning, Inc. 2002 Stock Plan (the "Plan"), a non-qualified stock option (the "Option") to purchase from the Company shares of its Common Stock, $.01 par value ("Stock"), at the price of $___ per share upon and subject to the terms and conditions set forth below.

      1. Option Subject to Acceptance of Agreement.

      The Option shall become null and void unless the Director shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

      2. Time and Manner of Exercise of Option.

      2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is eight
(8) years after the Option Date (the "Expiration Date").

      2.2 Exercise of Option. Except as otherwise provided in the Plan, the Option shall become immediately exercisable with respect to 100% of the shares subject to the Option.

      2.3 Method of Exercise. Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company or the Secretary's designee, specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Director has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Director has submitted an irrevocable notice of exercise, or (C) a combination of cash and Stock as described in this Section; and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price and all applicable taxes have been paid.

      2.4 Termination of Option. In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate on its Expiration Date, or earlier to the extent not exercised pursuant to Section
2.2 and pursuant to Sections 6.8, 6.9, 6.10, 6.11 and 6.12 of the Plan. In the event that the Director shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Director shall, within 10 days of the date of the Company's written request, return this Agreement to the Company for cancellation.

      3. Additional Terms and Conditions of Option.

      3.1 Withholding Taxes. As a condition precedent to any exercise of the Option, the Director shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations. The Director will recognize ordinary income at the time of exercise in an amount equal to the excess, if any, of the fair market value of a share of Common Stock at the time of exercise over the option price, multiplied by the number of shares as to which the option is exercised. The Director may elect, by written notice to the Company, to satisfy part or all of the withholding tax requirements associated with the exercise by delivering to the Company from shares of Stock already owned by the Director, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the Director under this Section 3.1. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

      3.3 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Director hereby acknowledges receipt of a copy of the Plan.

                                                PLATO LEARNING, INC.

                                                By: ____________________________

Accepted this _________  day of

_______________________, 200___

_______________________________

                              PLATO LEARNING, INC.
                         EMPLOYEE STOCK OPTION AGREEMENT

      PLATO Learning, Inc., a Delaware corporation (the "Company"), hereby grants to _______ (the "Employee") on this 31st day of October, 2001 (the "Option Date"), pursuant to the provisions of a PLATO Learning, Inc. ______ Stock Incentive Plan (the "Plan"), a non-qualified stock option (the "Option") to purchase from the Company ________ shares of its Common Stock, $.01 par value ("Stock"), at the price of $___ per share upon and subject to the terms and conditions set forth below.

      1. Option Subject to Acceptance of Agreement.

      The Option shall become null and void unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 60 days following the Option Date.

      2. Time and Manner of Exercise of Option.

      2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Minneapolis time, on the date, which is 10 years after the Option Date (the "Expiration Date").

      2.2 Exercise of Option. (a) Except as otherwise provided in this Section 2.2, the Option shall become immediately exercisable with respect to 100% of the aggregate number of shares subject to the Option on October 31, 2001 (the "Exercise Date").

      (b) If the Employee's employment by the Company terminates by reason of Disability or death, the Option may thereafter be exercised by the Employee (or the Employee's executor, administrator or legal representative) for a period of one year from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter. For purposes of this Agreement, "Disability" shall mean the inability of the Employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, determined by the Compensation Committee in its sole discretion.

      (c) If the Employee's employment by the Company terminates by reason of retirement on or after age 62 after a minimum of three years of employment with the Company, the Option may thereafter be exercised for a period of 90 days from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter.

      (d) If the Employee's employment by the Company terminates for any reason other than Disability or death, the Option may thereafter be exercised for a period of 90 days from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter; provided, however, that if the Employee's employment is terminated for Cause, the Option shall terminate automatically on the date of such termination of employment. For purposes of this Agreement, termination of employment for "Cause" shall mean a termination of employment resulting from, or caused by, the Employee's theft or embezzlement from the Company or other act of dishonesty, the violation of a material term or condition of the Employee's employment, the conviction of the Employee of a crime involving moral turpitude, the violation by the Employee of any statutory or common law duty of loyalty to the Company, or the Employee's engagement in acts or conduct which, in the opinion of the Board of Directors of the Company (the "Board"), are harmful to the interests of the Company.

      (e) If the Employee dies during the one-year period following termination of employment by reason of Disability or retirement on or after age 62 after a minimum of three years of employment with the Company or during the 90-day period following the termination of employment for any other reason other than termination of employment for Cause, the Option may thereafter be exercised by the Employee's executor, administrator or legal representative for a period of one year from the date of such death or until the expiration of the term of the Option, whichever period is shorter.

      2.3 Method of Exercise. (a) Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company specifying the number of whole shares to be purchased and accompanied by the payment therefore in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (C) a combination of cash and (A); and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price has been paid.

      (b) Unless the Compensation Committee otherwise determines, if the Employee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the following provisions shall apply to the Employee's election to deliver to the Company previously owned whole shares of Stock in accordance with Section 2.3 (a), upon exercise of this Option in payment of all or a portion of the Option price: such election (i) may not take effect during the six-month period beginning on the date of grant of this Option (other than in the event of the Employee's death), (ii) must be filed with the Company during (or in advance of, but take effect during) the 20 business day period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and (iii) the exercise of this Option must occur during such 20 business day period. Any such election may be revoked or changed prior to the exercise of this Option during the 20 business day period.

      2.4 Termination of Option. (a) In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not exercised pursuant to Section 2.3 or earlier terminated pursuant to Section 2.2, on its Expiration Date.

      (b) In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company's written request, return this Agreement to the Company for cancellation.

      3. Additional Terms and Conditions of Option.

      3.1 Nontransferability of Option. Neither the Option nor any rights under this Agreement may be transferred by the Employee other than by will or the laws of descent and distribution, and the Option may be exercised during the Employee's lifetime only by the Employee or the Employee's guardian or legal representative. The Option shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of the Employee hereunder or possess any rights hereunder by virtue of any attempted execution, attachment or other process.

      3.2 Investment Representation. The Employee hereby represents and covenants that (a) any shares purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), unless such purchase has been registered under the Securities Act or applicable state securities law; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Employee shall submit a written statement, in form satisfactory to counsel for the Company, to the effect that such representation
(x) is true and correct as of the date of purchase of any shares hereunder, or
(y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Employee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Board or any committee authorized by the Board shall in its sole discretion deem necessary or advisable.

      3.3 Withholding Taxes. (a) As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations, to withhold any pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Employee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Employee.

      (b) The Employee may, at his election, subject to approval by the Compensation Committee, satisfy his obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Company pursuant to Section 3.3 (a), (ii) delivery to the Company of previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date") equal to the amount necessary to satisfy any such obligations, (iii) a cash payment by a broker-dealer acceptable to the Company to whom the

Employee has submitted an irrevocable notice of exercise, or (iv) any combination of (i), (ii) and (iii). Any fraction of a share, which would be required to satisfy such an obligation, shall be disregarded and the Employee shall pay the remaining amount due in cash.

      (c) Unless the Compensation Committee otherwise determines, if the Employee is subject to Section 16 of the Exchange Act, the following provisions shall apply to the Employee's election to deliver to the Company previously owned whole shares of Stock in accordance with Section 3.3 (b), upon exercise of this Option in payment of all or a portion of the Employee's tax liability; such election (A) may not take effect during the six-month period beginning on this Option Date (other than in the event of the Employee's death), (B) must be filed with the Company during (or in advance of, but take effect during) the 30 business day period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and (C) the exercise of this Option must occur during such 30 business day period. Any such election may be revoked or changed prior to the exercise of this Option during the 30 business day period.

      3.4 Adjustment. In the event of any stock dividend, stock split, combination or exchange of shares of Stock, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Company assets to stockholders, or any other change affecting Stock or share price, the number and class of shares under the Option and the purchase price per share shall be appropriately adjusted by the Committee without a change in the aggregate purchase price, other than a change in the aggregate purchase price resulting from rounding. The decision of the Compensation Committee regarding the amount and timing of any adjustment pursuant to this Section 3.4 shall be conclusive.

      3.5 Compliance with Applicable Law. The Option is subject to the condition that if the listing of the shares covered by the Option on any securities exchange, the registration or qualification of such shares under any federal or state law or the consent or approval of any regulatory body shall be required as a condition of, or in connection with, the granting of the Option or the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

      3.6 Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefore. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.3.

      3.7 Option Confers No Rights as Shareholder. The Employee shall not be entitled to any privileges of ownership with respect to shares subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Employee becomes a shareholder of record with respect to such delivered shares; and the Employee shall not be considered a shareholder of the Company with respect to any such shares not so purchased and delivered.

      3.8 Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Employee give or be deemed to give the Employee any right to continued employment by the Company.

      3.9 Decisions of Compensation Committee. The Compensation Committee shall have the right to resolve all questions, which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Compensation Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

      3.10 Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

      3.11 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

      4. Miscellaneous Provisions.

      4.1 Designation as Non-Qualified Stock Option. The Option is hereby designated as a "non-qualified stock option"; this Agreement shall be interpreted and treated consistently with such designation.

      4.2 Meaning of Certain Terms. As used herein, employment by the Company shall include employment by a corporation, which is a "subsidiary corporation" of the Company; as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

      4.3 Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons, who shall, upon the death of the Employee, acquire any rights in accordance with this Agreement or the Plan.

      4.4 Notices. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by actual delivery to the party entitled thereto, or (b) by mailing in the United States mail to the last known address of the party entitled thereto, via certified or registered mail, return receipt requested. The notice shall be deemed to be received in case of delivery, on the date of its actual receipt by the party entitled thereto, and in case of mailing, five days following the date of such mailing.

      4.5 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the internal laws of the State of Minnesota.

      4.6 Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                              PLATO LEARNING, INC.

                                              By: ______________________________

Accepted this _________ day of

______________________, 200______

_________________________________

                              PLATO LEARNING, INC.
                    EMPLOYEE INCENTIVE STOCK OPTION AGREEMENT

      PLATO Learning, Inc., a Delaware corporation (the "Company"), hereby grants to _________________ (the "Employee") on this _____ day of __________,
_____ (the "Option Date"), pursuant to the provisions of the PLATO Learning, Inc. Stock Incentive Plan (the "Plan"), an option (the "Option") to purchase from the Company _________ shares of its Common Stock, $.01 par value ("Stock"), at the price of $_______ per share upon and subject to the terms and conditions set forth below.

      The Option is intended to be and shall for all purposes be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      1. Option Subject to Acceptance of Agreement.

      The Option shall become null and void unless the Employee shall accept this Agreement by executing it in the space provided below and return it to the Company within 30 days following the Option Date.

      2. Time and Manner of Exercise of Option.

      2.1 Maximum Term of Option. In no event may the Option be exercised, in whole or in part, after 5:00 p.m., Chicago time, on the date which is 10 years after the Option Date (the "Expiration Date").

      2.2 Exercise of Option. (a) Except as otherwise provided in this Section 2.2, the Option shall become exercisable with respect to 33-1/3% of the aggregate number of shares of Stock subject to the Option on ______________ (the "First Exercise Date"), with respect to 66-2/3% of the aggregate number of shares subject to the Option on _____________ (the "Second Exercise Date"), and with respect to 100% of the aggregate number of shares subject to the Option on ________________ (the "Third Exercise Date") (the First Exercise Date, the Second Exercise Date and the Third Exercise Date each being referred to herein as an "Exercise Date").

      (b) If the Employee's employment by the Company terminates by reason of Disability or death, the Option shall become fully exercisable and may thereafter be exercised by the Employee (or the Employee's executor, administrator or legal representative) for a period of one year from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter. For purposes of this Agreement, "Disability" shall mean the inability of the Employee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less that 12 months, determined by the Compensation Committee in its sole discretion.

      (c) If the Employee's employment by the Company terminates by reason of retirement on or after age 62 after a minimum of three years of employment with the Company, the Option shall become fully exercisable and may thereafter be exercised for a period of 90 days from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter.

      (d) If the Employee's employment by the Company terminates for any reason other than Disability or death, the Option shall be exercisable only to the extent that it was exercisable on the date of the Employee's termination of employment, and may thereafter be exercised for a period of 90 days from the date of the Employee's termination of employment or until the expiration of the term of the Option, whichever period is shorter; provided, however, that if the Employee's employment is terminated for Cause, the Option shall terminate automatically on the date of such termination of employment. For purposes of this Agreement, termination of employment for "Cause" shall mean a termination of employment resulting from, or caused by, the Employee's theft or embezzlement from the Company or other act of dishonesty, the violation of a material term or condition of the Employee's employment, the conviction of the Employee of a crime involving moral turpitude, the violation by the Employee of any statutory or common law duty of loyalty to the Company, or the Employee's engagement in acts or conduct which, in the opinion of the Board of Directors of the Company (the "Board"), are harmful to the interests of the Company.

      (e) If the Employee dies during the one-year period following termination of employment by reason of Disability or retirement on or after age 62 after a minimum of three years of employment with the Company or during the 90-day period following the termination of employment for any other reason other than termination of employment for Cause, the Option shall be exercisable only to the extent that it was exercisable on the date of such death and may thereafter be exercised by the Employee's executor, administrator or legal representative for a period of one year from the date of such death or until the expiration of the term of the Option, whichever period is shorter.

      2.3 Method of Exercise. (a) Subject to the limitations set forth in this Agreement, the Option may be exercised (i) by giving written notice to the Secretary of the Company specifying the number of whole shares to be purchased and accompanied by the payment therefor in full in cash or, if permitted by the Compensation Committee, (A) in previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (B) by authorizing the Company to retain whole shares which would otherwise be issuable upon exercise of the Option having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (C) in cash by a broker-dealer to whom the Employee has submitted an irrevocable notice of exercise, or (D) a combination of cash, (A) and (B), and (ii) by executing such documents as the Company may reasonably request. No shares shall be issued until the full purchase price has been paid.

      (b) Unless the Compensation Committee otherwise determines, if the Employee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the following provisions shall apply to the Employee's election to authorize the

Company to retain whole shares purchasable upon exercise of the Option in payment of all or a portion of the option price: such election (i) may not take effect during the six-month period beginning on the date of grant of the Option (other than in the event of the Employee's death), (ii) must be filed with the Vice President, Human Resources in advance of, but take effect during (or must be filed with the Vice President, Human Resources in advance of, but take effect during) the 30 business day period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and (iii) the exercise of the Option must occur during such 30 business day period. Any such election may be revoked or changed prior to the exercise of the Option during the 30 business day period.

      2.4 Termination of Option. (a) In no event may the Option be exercised after it terminates as set forth in this Section 2.4. The Option shall terminate, to the extent not exercised pursuant to Section 2.3 or earlier terminated pursuant to Section 2.2, on its Expiration Date.

      (b) In the event that the Employee shall forfeit rights to purchase all or a portion of the shares to which this Option relates, the Employee shall, within 10 days of the date of the Company's written request, return this Agreement to the Company for cancellation. If the Employee continues to have vested rights hereunder, the Company shall, within 10 days of the Employee's delivery of this Agreement to the Company for cancellation, issue to the Employee a substitute option agreement applicable to the Employee's vested rights hereunder, which agreement shall be substantially similar to this Agreement in form and substance.

      3. Additional Terms and Conditions of Option.

      3.1 Nontransferability of Option. Neither the Option nor any rights under this Agreement may be transferred by the Employee other than by will or the laws of descent and distribution, and the Option may be exercised during the Employee's lifetime only by the Employee or the Employee's guardian or legal representative. The Option shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of the Employee hereunder or possess any rights hereunder by virtue of any attempted execution, attachment or other process.

      3.2 Investment Representation. The Employee hereby represents and covenants that (a) any shares purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), unless such purchase has been registered under the Securities Act or applicable state securities law; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, the Employee shall submit a written statement, in form satisfactory to counsel for the Company, to the effect that such representation
(x) is true and correct as of the date of purchase of any shares hereunder, or
(y) is true and correct as of the date of any sale of any such shares, as applicable. As a further condition precedent to any exercise of the Option, the Employee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the shares and, in connection therewith, shall execute any documents which the Board or any committee authorized by the Board shall in its sole discretion deem necessary or advisable.

      3.3 Withholding Taxes. (a) As a condition precedent to any exercise of the Option, the Employee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares such amount of cash as the Company may be required, under all applicable federal, state or local laws or regulations, to withhold any pay over as income or other withholding taxes (the "Required Tax Payments") with respect to such exercise of the Option. If the Employee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Employee.

      (b) The Employee may, at his election, subject to approval by the Compensation Committee, satisfy his obligation to advance the Required Tax Payments by any of the following means: (i) a cash payment to the Company pursuant to Section 3.3 (a), (ii) delivery to the Company of previously owned whole shares of Stock (for which the Employee has good title, free and clear of all liens and encumbrances) having a fair market value determined as of the date the obligation to withhold or pay taxes first arises in connection with the Option (the "Tax Date") equal to the amount necessary to satisfy any such obligations, (iii) authorizing the Company to withhold from the shares otherwise issuable to the Employee pursuant to the Option a number of whole shares having a fair market value determined as of the Tax Date equal to the amount necessary to satisfy any such obligations, (iv) a cash payment by a broker-dealer acceptable to the Company to whom the Employee has submitted an irrevocable notice of exercise, or (v) any combination of (i), (ii) and (iii). Shares to be delivered or withheld may have an aggregate fair market value in excess of the minimum amount to the Required Tax Payments, but not in excess of the amount determined by applying the Employee's maximum marginal tax rate. Any fraction of a share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the Employee.

      (c) Unless the Compensation Committee otherwise determines, if the Employee is subject to Section 16 of the Exchange Act, the following provisions shall apply to the Employee's election to deliver to the Company whole shares of Stock or to authorize the Company to retain whole shares purchasable upon exercise of the Option in payment of all or a portion of the Employee's tax liability in connection with such exercise:

      (1) The Employee may deliver to the Company previously owned whole shares of Stock in accordance with Section 3.3 (b), if such delivery is in connection with the delivery of shares in payment of the exercise price of the Option;

      (2) The Employee may authorize the Company to retain whole shares purchasable upon exercise of the Option in accordance with Section 3.3 (b); provided, that the following provisions shall apply to such election:

      Such election (A) may not take effect during the six-month period beginning on the Option Date (other than in the event of the Employee's death),
(B) must be filed with the Vice President, Human Resources during (or must be filed with the Vice President, Human Resources in advance of, but take effect during) the 30 business day period beginning on the third business day following the date of release of the Company's quarterly or annual summary statements of sales and earnings and (C) the exercise of the Option must occur during such 30 business day period. Any such election may be revoked or changed prior to the exercise of the Option during the 30 business day period.

      3.4 Adjustment. In the event of any stock dividend, stock split, combination or exchange of shares of Stock, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of the Company assets to stockholders, or any other change affecting Stock or share price, the number and class of shares under the Option and the purchase price per share shall be appropriately adjusted by the Committee without a change in the aggregate purchase price, other than a change in the aggregate purchase price resulting from rounding. the decision of the Compensation Committee regarding the amount and timing of any adjustment pursuant to this Section 3.4 shall be conclusive.

      3.5 Compliance with Applicable Law. The Option is subject to the condition that if the listing of the shares covered by the Option on any securities exchange, the registration or qualification of such shares under any federal or state law or the consent or approval of any regulatory body shall be required as a condition of, or in connection with, the granting of the Option or the purchase or delivery of shares hereunder, the Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

      3.6 Delivery of Certificates. Upon the exercise of the Option, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates representing the number of shares purchased against full payment therefor. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in
Section 3.3.

      3.7 Option Confers No Rights as Shareholder. The Employee shall not be entitled to any privileges of ownership with respect to shares subject to the Option unless and until purchased and delivered upon the exercise of the Option, in whole or in part, and the Employee becomes a shareholder of record with respect to such delivered shares; and the Employee shall not be considered a shareholder of the Company with respect to any such shares not so purchased and delivered.

      3.8 Option Confers No Rights to Continued Employment. In no event shall the granting of the Option or its acceptance by the Employee give or be deemed to give the Employee any right to continued employment by the Company.

      3.9 Decisions of Compensation Committee. The Compensation Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise. Any interpretation, determination or other action made or taken by the Compensation Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

      3.10 Company to Reserve Shares. The Company shall at all times prior to the expiration or termination of the Option reserve and keep available, either in its treasury or out of its authorized but unissued shares of Stock, the full number of shares subject to the Option from time to time.

      3.11 Agreement Subject to Plan. This Agreement is subject to the provisions of the Plan, and shall be interpreted in accordance therewith, except where specifically provided otherwise in this Agreement. The Employee hereby acknowledges receipt of a copy of the Plan.

      3.12 Agreement Subject to Stockholder Approval. This Agreement and the grant of the Option made hereunder are expressly subject to the approval of the Plan by the stockholders of the Company at a meeting of stockholders or any adjournment thereof. If the Plan in not so approved at such a meeting, this Agreement and all rights hereunder shall be null and void and of no force or effect.

      4. Miscellaneous Provisions.

      4.1 Designation as Qualified Stock Option. The Option is hereby designated as an "incentive stock option" within the meaning of Section 422 of the Code; this Agreement shall be interpreted and treated consistently with such designation.

      4.2 Meaning of Certain Terms. As used herein, employment by the Company shall include employment by a corporation which is a "subsidiary corporation" of the Company, as such term is defined in section 424 of the Code. References in this Agreement to sections of the Code shall be deemed to refer to any successor section of the Code or any successor internal revenue law.

      4.3 Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Employee, acquire any rights in accordance with this Agreement or the Plan.

      4.4 Notices. All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by actual delivery to the party entitled thereto, or (b) by mailing in the United States mail to the last known address of the party entitled thereto, via certified or registered mail, return receipt requested. The notice shall be deemed to be received in case of delivery, on the date of its actual receipt by the party entitled thereto, and in case of mailing, five days following the date of such mailing.

      4.5 Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the internal laws of the State of Illinois.

      4.6 Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

                                           PLATO LEARNING, INC.

                                           By: _________________________________

Accepted this _________ day of

______________________, ___________

___________________________________
             Employee